UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3735



                              The New Economy Fund
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: November 30, 2003

                   Date of reporting period: November 30, 2003





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo -American Funds(R)]

The right choice for the long term(R)

THE NEW ECONOMY FUND

20 years of looking to the future

[front cover: woman and toddler working on a computer]

Annual report for the year ended November 30, 2003

THE NEW ECONOMY FUND(R) seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                1
Chart: The value of a long-term perspective                           3
Feature: 20 years of looking to the future                            4
Investment portfolio                                                 10
Financial statements                                                 21
Trustees and officers                                                32
The American Funds family                                    back cover

Here are returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2003 (the most recent calendar quarter):


                                                             1 YEAR      5 YEARS     10 YEARS
CLASS A SHARES reflecting 5.75% maximum sales charge
Average annual total return                                     --       -0.46%        +7.67%
Cumulative total return                                     +30.70%      -2.26%      +109.33%

Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. CURRENT RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. FOR MORE CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. RESULTS SHOWN REFLECT DEDUCTION OF THE MAXIMUM SALES CHARGE OF 5.75%.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

[photo: three children sitting on a log amid wheat plants with a lake in the background]

FELLOW SHAREHOLDERS:

We are pleased to report that The New Economy Fund posted a 21.2% total return for the 12 months ended November 30, 2003, helped by a global stock market recovery and a major upturn in information and service-oriented companies.

That compares with a 20.6% return for the Global Service and Information Index, a new benchmark that we believe more precisely tracks the types of companies in which The New Economy Fund invests. The new index is a subset of the unmanaged MSCI World Index, which is a market-capitalization-weighted index that measures the returns of stock markets in 23 developed countries. This subset is 70% U.S.-weighted and consists specifically of service and information industries that together represent approximately 60% of the MSCI World Index.

We will continue to measure the fund against the Lipper Multi-Cap Growth Funds Index, which measures 30 growth funds representing a variety of market capitalizations. That index posted a 22.8% return for the period.

The widely reported Standard & Poor's 500 Composite Index, an unmanaged index that tracks relatively large companies listed primarily on U.S. exchanges, gained 15.1% for the fiscal year.

A RECOVERY IN THE STOCK MARKET

The fiscal year got off to a rocky start, with the fund declining by 9.4% and the S&P 500 declining by 5.9% in December 2002. For both the fund and index, it was the worst month of the fiscal year. For the remaining 11 months of the period, however, the fund posted a 33.8% return, surpassing the 30.2% return of the Global Service and Information Index, the 32.6% return of the Lipper Multi-Cap Growth Funds Index and the 22.3% return of the S&P 500.

We are pleased to report strong results, but it is important to note that they follow three disappointing years in the fund. In many regards, we tend to own more growth-oriented stocks, whose prices typically rise more quickly when global stock markets are on an upswing and decline more dramatically during stock market downturns.

INFORMATION AND SERVICE COMPANIES REGAIN STRENGTH

The fund's results this year were the result of significant gains among a broad range of information and service companies.

Internet companies benefited from greater adoption of the Internet by users worldwide, the growth of e-commerce and the return of online advertising. As more users adopt broadband, we believe they will continue to spend increasing amounts of time online.

A major benefactor of these trends has been Yahoo!, a dominant global Internet portal company and one of the fund's top 10 holdings. After getting hit hard during the downturn, the company's stock price is up 135.3% for the fiscal year ended November 30, thanks to the upswing in online advertising and an increase in paid subscriptions.

[Begin Sidebar]
RESULTS AT A GLANCE
Average annual total returns (with all distributions reinvested)

                                             1 YEAR        5 YEARS     LIFETIME
                                           11/30/02 -    11/30/98 -    12/1/83 -
                                            11/30/03      11/30/03     11/30/03

The New Economy Fund                         +21.2%         +1.7%       +12.3%
Lipper Multi-Cap Growth Funds Index          +22.8          -0.1        +10.7
Global Service and Information Index*        +20.6          -1.5        N/A
Standard & Poor's 500 Composite Index*       +15.1          -0.5        +12.6

*Unmanaged
[End Sidebar]

[Begin Sidebar]
Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the 5.75% maximum sales charge had been deducted, results would have been lower.
[End Sidebar]

Technology companies also experienced major price recoveries, including holdings such as Applied Materials (+42.5%) and Taiwan Semiconductor Manufacturing (+38.0%), both among our top 10 holdings.

Retail companies, which tend to do well in an economic recovery, generally posted strong gains this period. These include companies such as Dollar General (+59.6%), Lowe's (+40.5%), Gap (+35.3%) and Japan-based FAST RETAILING (+64.8%).
Some of our larger specialty retail holdings, however, lagged the broader market, including Target (+11.3%) and Kohl's (-29.5%).

Financial services companies such as Capital One Financial (+76.7%), J.P. Morgan Chase (+40.5%) and Societe Generale (+42.3%) posted strong returns. Others, including American International Group (-11.1%), lagged the market due to fears that interest rates would rise.

Many of our international telecommunications holdings did quite well, including Deutsche Telekom (+36.0%) and KDDI (+58.3%); some of our U.S. wireless holdings, however, did not, including AT&T Wireless Services (-0.7%) and Sprint - PCS Group (-20.3%).

INCREASED EXPOSURE IN THE GLOBAL MARKETS

Non-U.S. markets also experienced a strong recovery, particularly in Asia and, to a lesser degree, Europe. To take advantage of these opportunities, the fund increased its exposure to Asia/Pacific by 44% and its exposure to Europe by 12% over the past fiscal year.

We are particularly excited about the growth of China and its impact on many companies that will benefit from the economic expansion there. China's growth has also provided a much-needed boost to Japan, which we believe is finally recovering from a 13-year depression.

The fund also increased its financial exposure in Europe. Financial stocks in Europe have been attractive because many have significant dividend yields, the European economies are improving, loss ratios are declining and interest rates are expected to remain low.

MAINTAINING A LONG-TERM PERSPECTIVE

Going forward, we believe that stock prices generally reflect a recovering economy and an anticipation of better earnings growth in this coming calendar year. Whenever a recovery becomes anticipated, investments become riskier. For that reason, we continue to focus on aligning the portfolio to create long-term value. We are constantly revisiting our investment criteria to determine whether a particular stock continues to represent value.

Over the years, our research-driven investment process and long-term outlook have allowed The New Economy Fund to provide shareholders with solid returns. Since its inception on December 1, 1983, the fund has generated an average annual total return of 12.3% as of November 30, 2003, compared with a 10.7% average annual return for the Lipper Multi-Cap Growth Funds Index and 12.6% for the S&P 500.

As always, we thank you for your continued support.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board


/s/ Timothy D. Armour
Timothy D. Armour
President

January 13, 2004

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED (percent of net assets)

FISCAL YEAR 2003

[begin pie chart]

o  United States  69.2%

o  Asia & Pacific Basin 11.5%

o  Europe 10.3%

o  Other (including Canada & Latin America)  2.3%

o  Cash & equivalents  6.7%

[end pie chart]

FISCAL YEAR 2002

[begin pie chart]

o United States  71.7%

o Europe  9.2%

o Asia & Pacific Basin  8.0%

o Other (including Canada & Latin America)  2.7%

o Cash & equivalents  8.4%

[end pie chart]
[end sidebar]

[begin Sidebar]
Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the 5.75% maximum sales charge had been deducted, results would have been lower.
[end Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in The New Economy Fund's Class A shares grew between December 1, 1983 -- when the fund began operations -- and November 30, 2003, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $95,764 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 12.0%. The fund's year-by-year results appear under the chart.

[Begin Sidebar]
AVERAGE ANNUAL TOTAL RETURNS

Class A shares (for periods ended November 30, 2003)

1 year                                   +14.26%
5 years                                   +0.47
10 years                                  +7.80

Assuming reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.
[End Sidebar]

                                                             Lipper
                   New Economy                               Multi-Cap             Consumer
                   Fund (1),(2)                              Growth                Price
Year Ended         reflecting 5.75%                          Funds                 Index
November 30        maximum sales charge   S&P 500 (1)        Index (1),(3)         (inflation) (4)

1983              $  9,425               $10,000           $ 10,000               $10,000
1984                 9,478                10,295              9,117                10,405
1985                13,135                13,276             11,474                10,771
1986                15,939                16,949             14,182                10,909
1987                15,082                16,154             13,143                11,403
1988                18,449                19,915             15,718                11,887
1989                25,252                26,047             21,465                12,441
1990                21,871                25,143             19,635                13,221
1991                26,295                30,246             24,951                13,617
1992                32,619                35,823             30,838                14,032
1993                42,601                39,433             34,947                14,407
1994                41,348                39,845             34,809                14,792
1995                50,949                54,560             47,089                15,178
1996                58,591                69,753             56,344                15,672
1997                71,268                89,635             67,444                15,958
1998                88,183               110,844             76,462                16,206
1999               124,962               134,002            107,933                16,630
2000               115,668               128,346            105,958                17,204
2001                95,236               112,670             80,512                17,530
2002                79,002                94,072             61,957                17,915
2003                95,764               108,259             76,078                18,231



Year Ended November 30           1984          1985          1986         1987         1988         1989          1990

Total Value
Dividends Reinvested               -       $    199           140          367          315          421           565
Value at Year-End (2)           $9,478         13,135        15,939       15,082       18,449       25,252        21,871
NEF Total Return                 (5.2)%         38.6          21.3         (5.4)        22.3         36.9         (13.4)


Year Ended November 30           1991          1992          1993         1994         1995         1996          1997
Total Value
Dividends Reinvested              588           327           189          307          516          578           455
Value at Year-End (2)           26,395         32,619        42,601       41,348       50,949       58,591        71,268
NEF Total Return                 20.7           23.6          30.6         (2.9)        23.2         15.0          21.6

Year Ended November 30           1998          1999          2000         2001         2002         2003
Total Value
Dividends Reinvested              421           540           585          -            -            -
Value at Year-End/2/            88,183        124,962       115,668      95,236       79,002        95,764
NEF Total Return                 23.7          41.7           (7.4)      (17.7)       (17.0)         21.2

These figures reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total return for 20 years, reflecting 5.75% maximum sales charge: 12.0% (2)

(1)  All results are calculated with dividends and capital gains reinvested.
(2) As outlined in the prospectus, the sales charge is reduced for larger investments.
(3) This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. The results shown are before taxes on fund distributions and sale of fund shares.

[begin Sidebar]
Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown, unless otherwise indicated, are at net asset value. If the 5.75% maximum sales charge had been deducted, results would have been lower.
[end Sidebar]

[photo: little girl sitting at desk in a classromm working on a laptop computer]

20 YEARS OF LOOKING TO THE FUTURE

[begin Sidebar]
Two decades of innovation and growth

1983
[photo:  compact disc]

o    Compact discs (CDs) introduced.
o    HP introduces the touch-screen personal computer, the HP-150.
o    Time magazine names computer "Machine of the Year" for 1982.
o    Federal Express reaches revenues of $1 billion.
o    The first Costco warehouse opens in Seattle, Washington.
o    First Beta format camcorder introduced.

1984
[photo:  computer cursor arrow pointing to square icon]

o    Cellular  phone  service  launched  in Los  Angeles in time for the Olympic
     Games.
o    Bell System broken up.
o    Apple Macintosh personal computer introduced.
o    Prodigy online service provider founded.
o    Motorola introduces first 32-bit microprocessor.
o    CD-ROMs introduced.
o    Daily prime rate is 11.25% as of fiscal year end.

1985
[photo:  video cassette recorder with a cassette tape]

o AOL founded, providing limited online services for a small market of PC users.
o    Microsoft introduces Windows program.
o    Pay-per-view channels appear in U.S.
o    33 million PCs worldwide.
[end sidebar]

TWO DECADES AGO, THE NEW ECONOMY FUND WAS CREATED TO CAPITALIZE ON A FUNDAMENTAL SHIFT THAT HAD BEGUN TO TAKE PLACE IN SOCIETY: THE TRANSITION FROM AN ECONOMY BASED ON THE MASS PRODUCTION OF STANDARDIZED GOODS TO ONE BASED ON PROVIDING A WIDE ARRAY OF CUSTOMIZED SERVICES AND INFORMATION.

At the time, just 32% of the total market capitalization of Standard & Poor's 500 Composite Index, which tracks relatively large companies listed primarily on U.S. exchanges, could be attributed to information and service companies. By 2002, information and service companies had grown to represent just under 60% of the S&P 500's market capitalization, due to the growth of such industries as technology, media, telecommunications, merchandising, finance, health care, transportation, and leisure and tourism.

As The New Economy Fund enters its third decade, we thought it was a good time to look at how the fund is being positioned to take advantage of the next opportunities for growth. "We never defined the new economy in the way it became popularly defined in the 1990s," says Tim Armour, president of the fund. "We always defined it as a broad, global expansion of services, information and technology-led businesses. It is this same trend -- the growth of the new economy -- that we expect will continue over the longer term."

THE RE-EMERGENCE OF THE INTERNET

One area that the fund's managers believe has strong potential is the Internet. In the late 1990s, there was an incredible stock market bubble based in part on the promise of the Internet. "When that bubble burst and technology stocks collapsed, people thought technology was dead," says Gordon Crawford, chairman of the fund. "We never really believed that."

In fact, throughout the downturn the number of Internet users has continued to grow, as has the amount of time users spend online. "The Internet changes the way markets work and how people interact on a social and business basis," says Gordon. "It is becoming an increasingly important part of people's lives."

The boom and bust that happened over the past few years is not unlike other fast-growing industries of the past, such as electric utilities and railroads. "These industries also experienced periods of rapid expansion, followed by a bust, and then growth resumed," says Jeff Lager, a technology analyst with the fund. "Through the bubble, underlying sources of demand for technology and new services had continued to increase. The long-term trends did not cease to exist just because there was a bubble in stock prices."

[begin sidebar]
1988
[photo: abstract picture of fiber optic cables]

o    CDs outsell vinyl records for the first time.
o    First transatlantic fiber optic cable completed.
o    Estimated number of wireless subscribers in U.S. reaches 1.6 million.
o    Home Depot's sales reach $2 billion.
o    Southwest Airlines has 85 aircraft serving 27 cities.

1990
[photo:  two hands holding a palm pilot]

o    World Wide Web server and browser developed.
o    Wal-Mart becomes America's No. 1 retailer.
o    First digital audio tape (DAT) recorders introduced.
o    Color fax machines are sold.

1993
[photo:  young boy taking a picture of an elderly couple with a digital camera]

o    Mosaic, the first graphical Internet browser, is developed.
o    Kodak and Apple produce the first digital cameras for consumers.
o Estimated number of wireless subscribers in U.S. reaches 13 million. [end sidebar]

Along with greater usage, the Internet is gaining popularity as a shopping destination, as evidenced by the number of airline tickets and hotel rooms purchased online. In response, advertisers are finding more efficient ways of reaching consumers. "Paid searches (which allow companies to place their websites at the top of major search engines) are becoming one of the fastest-growing sectors of the advertising business," says Gordon.

The number of Internet users around the world is also rising at a rapid pace, particularly in China. "China has the second-largest number of Internet users after the U.S.," says Mark Casey, an Internet analyst with the fund. "Chinese Internet usage will eventually exceed the United States. Over the next five to 10 years, Americans will still be spending more money online, but China will have a greater number of users." Mark also sees significant increases in Western Europe. As a result, he says, companies will have to place a higher priority on being successful outside the United States.

American Funds' global network of research analysts gives The New Economy Fund a distinct advantage in this area. One example is the fund's investment in Yahoo Japan, which is a joint venture between Yahoo! and Tokyo-based Softbank. "Yahoo Japan is the No. 1 search engine in that country and a leading provider of broadband access and online auction services," says Mark. "Yahoo! entered the Japanese market so much earlier than everyone else that its competitors are still behind." As a result, Yahoo! now has an 80% reach in Japan, compared with a 50% reach in the United States.

"The fund's investment in Yahoo Japan is the result of the fund having analysts all over the world," says Mark. "Our Japanese analysts had a better understanding of Yahoo!'s dominance in that country, while U.S. analysts knew the importance of its auction and search capabilities."

TECHNOLOGY GAINS POWER

Not surprisingly, technology is also expected to be a strong growth area. "Technology continues to deliver products and components that are faster, smaller and cheaper every year," says Claudia Huntington, a portfolio counselor in the fund.

Twenty years ago, technology focused mainly on computing. Today, computing and communications are far more blended together. "As technology evolves, it is becoming as much a technology of communications as a technology of computing," says Claudia. "Many of those companies that provide faster, smaller and cheaper products or components will win -- the trend will not stop."

[begin sidebar]
1994
[photo:  man taking inventory]

o North American Free Trade Agreement (NAFTA) goes into effect January 1, 1994, opening the door to more trade opportunities between the U.S., Mexico and Canada.
o    208 million PCs worldwide.
o    DirecTV satellite television system is launched.
o    Daily prime rate is 8.50% as of fiscal year end.

1995
[photo:  hand dialing a cell phone]

o Estimated number of wireless subscribers in U.S. reaches 28 million, twice as many as two years earlier.
o    Microsoft's Internet Explorer browser created.
o    Flat screen plasma TVs introduced.
o    Amazon.com founded.
o    eBay founded.

1996
[photo:  couple working on computer]

o President Bill Clinton signs legislation that significantly deregulates telecommunications, expanding opportunities for broadcasters and cable companies.
o    Target's revenues top $25 billion.
o    About 45 million people use the Internet worldwide.
o    Palm Pilot introduced.

[end sidebar]

[begin pull quote]
"Many of those companies that provide faster, smaller and cheaper products or components will win -- the trend will not stop."
[end pull quote]

Mark agrees. "A general rule of thumb is that the processing power per dollar or square inch doubles every two years. In 10 years, that means it will double five times, yielding a 32-fold increase in performance per unit of size or price."

The fund's managers also expect to see greater adoption of computing devices that will be more mobile and have more continuous contact with the network. "Very soon," says Mark, "we will see a very small device combining one's cell phone, address book, camera and music and video storage all in one, in addition to functions we're not even thinking of right now."

A NEW GENERATION OF CONSUMER PRODUCTS

The current cycle in technology is largely being driven by consumer products such as DVDs, digital music players, camera cell phones and plasma and LCD TVs. "As prices come down, there will be huge adoption of these items," says Gordon.

The New Economy Fund invests in companies that provide the component parts that go into these new devices. "Underlying a lot of the technology advances are semiconductors," says Jeff. "The vast majority of semiconductor products don't go into computers -- they go into autos, cell phones, toys, set-top boxes for cable systems, and other such products. We look up the supply chain to find the companies providing the guts of these consumer advancements." That includes such holdings as Applied Materials, Texas Instruments and Microchip Technology.

AN INCREASINGLY WIRELESS WORLD

In the telecommunications sector, two themes are emerging, says Chris Buchbinder, a telecom analyst with the fund. "We are seeing a move from traditional fixed-line phones toward wireless communications and broadband connections."

Like the Internet, telecommunications went through a significant boom-and-bust cycle, but the long-term growth trends have remained strong. "Telecom as a percentage of gross domestic product has grown over the past four to five years," says Chris.

Within the telecommunications industry, wireless and broadband are rapidly gaining market share. Over the past four years, the number of wireless and broadband subscribers has grown dramatically -- by 72% and 743%, respectively -- while traditional phone lines have declined by 3%. "The current generation of kids is growing up with the cell phone as their primary phone," says Chris. In the future, he believes that households will likely have one fixed line, with family members each having their own cell phone.

"Over  the  past  five  years,   wireless   has  taken  a  share  of  the  voice
communications market," he says. "Over the next five years, it will take a meaningful share of the data communications market."

[begin sidebar]
1997
[photo:  boy wearing headphones working on computer]

o Wal-Mart tops $100 billion in sales and becomes the No. 1 employer in the U.S.
o    375 million PCs worldwide.
o    Smart phones enable Internet access via screen and keyboard.
o    56 kbps modems enter the marketplace.
o    First two-way pagers unveiled.

1998
[photo:  two people sitting at a table with cups on it]

o    Revenues from outsourced services are estimated at $150 billion globally.
o    Kohl's joins the S&P 500.
o    Sales at Starbucks top $1 billion.
o    MP3 standard format developed.
o    First DVD players become available.

1999
[photo:  Euro currency]

o    Y2K readiness is a major concern.
o    Euro created as European Union currency.
o The number of Internet users worldwide reaches 150 million, more than half of whom reside in the U.S.
o    Online advertising by direct marketers reaches $1.3 billion.
o    Costco's average annual sales per warehouse reaches $100 million.
[end sidebar]

[begin pull quote]
"The universe in which we invest continues to be fertile ground. The underlying trends driving service and technology have not changed."
[end pull quote]

NEW CONCEPTS IN TRADITIONAL INDUSTRIES

Of course, the new economy is not limited to technology and telecommunications. It also means new ways of doing business for traditional industries such as retail. Many retailers are using technology to manage key aspects of their businesses, helping to train employees, identify key merchandising trends and replenish inventories.

Retailers such as Kohl's and Target have also capitalized on the desire for speed and convenience among time-strapped shoppers by locating stores in freestanding sites with easy access to major thoroughfares.

Another area that offers opportunities is health care. "Health care costs are rising at a faster rate than the gross domestic product in the United States," says Tim. "This trend cannot continue forever. We think companies will emerge that will focus on containing health care costs and some of these will provide attractive investment opportunities."

OUTSOURCING CONTINUES TO GROW

The outsourcing trend is another major theme in the fund's portfolio. "Thirty to 40 years ago, in the era of big conglomerates, everything was done under one umbrella," says Jeff. "In the early 1980s, when this fund started, companies were beginning to realize they could have other companies handle their non-core activities better and cheaper than they could themselves, which allowed them to focus on building their core competencies."

Beneficiaries of this trend have been companies such as Paychex and Ceridian, which handle payroll processing for companies, and Robert Half International, which provides professional staffing services.

A particularly fast-growing area of outsourcing is electronics manufacturing, says Alwyn Heong, a portfolio counselor in the fund. "The Internet has made competition much more global," he says. "One of the consequences of that is increased speed to market, because competitors will come hard and fast."

As a result, many technology companies have continued to focus on design, marketing and sales, but have outsourced their manufacturing to other countries, such as China and India, where labor costs are low.

This has created a lucrative market for companies like Sanmina-SCI, which supplies circuit boards to the personal computer and telecommunications industries, and Jabil Circuit, which provides custom manufacturing services to electronics companies. "This will also accelerate price declines for technology products," says Alwyn.

GLOBAL OPPORTUNITIES

"A longer term global trend has to do with the accessibility of emerging markets, which 20 to 30 years ago were effectively closed economies that were difficult to invest in, but which have become reasonably open economies today," says Claudia.

[begin sidebar]
2000
[photo:  hand swiping a debit card through a machine]

o S&P 500 peaks on March 24, 2000; wary investors bring stock plunge; beginning of the end of the Internet stock bubble.
o "Trading Spaces" debuts on TV, reflecting popularity of home improvement craze.
o Debit cards represent 11.6% of retail noncash payments, compared with 2% in 1995.

2002
[photo:  newspaper showing stock market rates]

o    S&P 500 bottoms on October 9, 2002.
o Wal-Mart de Mexico operates 595 stores in Mexico and has annual sales of over $10 billion. Its first Mexican store, a Sam's Club, opened 11 years earlier.
o Home Depot expands globally, acquiring Mexico's Del Norte home improvement chain and opening offices in China to expand purchasing in China and Asia.

2003
[photo:  girl talking on a cell phone standing next to a taxi cab]

o Estimated number of wireless subscribers in the U.S. reaches nearly 150 million, a 72% increase from four years earlier. The number of traditional phone lines decline by 3% for that same period.
o    First HDTV camcorders hit the market.
o    Southwest Airlines has 388 aircraft serving 58 cities.
o    Daily prime rate reaches a 44-year low of 4.00% on June 27.
[end sidebar]

Perhaps no country has greater potential than China, which is the world's largest market with 1.2 billion people. Already, China has gained significant market share in global manufacturing, thanks to its large pool of low-cost workers. "China is the growth engine of the world," says Gordon.

China's economy is also becoming more investor-friendly thanks to its membership in the World Trade Organization, which it joined in 2001. It is cutting tariff and other barriers, and opening up sectors of the economy that have long been closed to foreigners, such as banking and telecommunications.

As countries like China make economic progress, their rising affluence will create more demand for products and services. "Low costs of production and labor can help to increase the standard of living globally by offering lower cost products," says Claudia. "That is inherently positive for global markets."

The accessibility of emerging markets clearly ties into the types of industries in which The New Economy Fund invests, including consumable technology devices, services, transportation, restaurants and retailers. "The new economy has become a global economy," says Jeff.

STAYING ON TRACK

For the past 20 years, The New Economy Fund has capitalized on the long-term growth of service- and information-based companies, which is evident in its long-term record. Since its inception on December 1, 1983, the fund has generated an average annual total return of 12.3% for the period ending November 30, 2003.

"The universe in which we invest continues to be fertile ground," says Tim. "The underlying trends driving service and technology have not changed. We believe we have the right resources in terms of analysts and research to find the companies best positioned to take advantage of these trends as they evolve in the years ahead."

[begin sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

[begin photo caption]
[photo:  Gordon Crawford]
Gordon Crawford
32 years
[end photo caption]

[begin photo caption]
[photo:  Claudia Huntington]
Claudia Huntington
30 years
[end photo caption]

[begin photo caption]
[photo:  Tim Armour]
Tim Armour
20 years
[end photo caption]

[begin photo caption]
[photo:  Alwyn Heong]
Alwyn Heong
14 years
[end photo caption]

The New Economy Fund's portfolio counselors average 24 years of investment experience. Why four people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the "multiple portfolio counselor system." We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: The New Economy Fund's assets are divided into portions. Each of the fund's four portfolio counselors manages one portion; another is managed by the fund's research analysts, who bring their own investment expertise to the table.

THE ADVANTAGES OF THIS SYSTEM ARE MANY:

DIVERSITY

Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

CONSISTENCY

Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

CONTINUITY

Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.
[end sidebar]

[begin sidebar]
Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the 5.75% maximum sales charge had been deducted, results would have been lower.
[end sidebar]


INVESTMENT PORTFOLIO  November 30, 2003

INDUSTRY DIVERSIFICATION (percent of net assets)

[begin pie chart]
                                                            PERCENT
                                                             OF NET
                                                             ASSETS

Semiconductors & semiconductor equipment                     11.72 %
Media                                                        10.32
Commercial banks                                              5.38
Insurance                                                     5.16
Internet & catalog retail                                     4.75
All other industries                                         55.97
Cash & equivalents                                            6.70

[end pie chart]

                                                            PERCENT
                                                             OF NET
LARGEST EQUITY HOLDINGS                                      ASSETS

InterActiveCorp                                               4.01 %
Time Warner                                                   3.96
American International Group                                  2.71
Applied Materials                                             2.42
Taiwan Semiconductor Manufacturing                            2.25
Carnival                                                      2.00
Yahoo!                                                        1.77
Target                                                        1.57
Wells Fargo                                                   1.55
Kohl's                                                        1.55



                                                                                                    SHARES OR       MARKET
                                                                                                    PRINCIPAL        VALUE
EQUITY SECURITIES (common and preferred stocks and convertible debentures)  -  93.30%                 AMOUNT         (000)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  11.72%
Applied Materials, Inc.  (1)                                                                        7,000,000  $  170,100
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                           84,867,042     158,037
Broadcom Corp., Class A  (1)                                                                        2,600,000      94,718
Texas Instruments Inc.                                                                              2,813,100      83,718
Altera Corp.  (1)                                                                                   1,800,000      45,594
Agere Systems Inc. 6.50% convertible notes 2009                                                 $  30,000,000      44,625
Maxim Integrated Products, Inc.                                                                       800,000      41,664
Microchip Technology Inc.                                                                           1,200,000      41,280
KLA-Tencor Corp.  (1)                                                                                 500,000      29,305
Linear Technology Corp.                                                                               600,000      25,884
Novellus Systems, Inc.  (1)                                                                           560,000      24,506
Xilinx, Inc.  (1)                                                                                     600,000      22,554
Rohm Co., Ltd. (Japan)                                                                                107,000      12,518
ASML Holding NV (Netherlands) (1)                                                                     650,000      12,276
Samsung Electronics Co., Ltd. (South Korea)                                                            20,000       7,737
Tokyo Electron Ltd. (Japan)                                                                           100,000       7,078
Nikon Corp. (Japan) (1)                                                                                83,000       1,036
Velio Communications, Inc., Series E, convertible preferred  (1)  (2) (3)                             219,780         758
Velio Communications, Inc., Series D, convertible preferred  (1)  (2) (3)                           1,258,242          88


MEDIA  -  10.32%
Time Warner Inc. (formerly AOL Time Warner Inc.) (1)                                               17,095,000     278,307
News Corp. Ltd., preferred (ADR) (Australia)                                                        1,480,000      41,973
News Corp. Ltd., preferred                                                                          5,204,820      36,693
Comcast Corp., Class A, special nonvoting stock  (1)                                                2,272,900      68,528
Liberty Media Corp., Class A  (1)                                                                   5,960,000      65,858
Fox Entertainment Group, Inc., Class A  (1)                                                         2,000,000      57,100
Interpublic Group of Companies, Inc.  (1)                                                           3,200,000      45,600
Reader's Digest Assn., Inc., Class A                                                                2,000,000      28,600
Gemstar-TV Guide International, Inc. (1)                                                            5,400,000      24,300
UnitedGlobalCom, Inc., Class A  (1)                                                                 2,450,000      17,689
VNU NV (Netherlands)                                                                                  551,200      17,168
UGC Europe, Inc.  (1)                                                                                 200,000      14,713
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico)                                345,000      14,093
Viacom Inc., Class B, nonvoting                                                                       300,000      11,796
SET Satellite (Singapore) Pte. Ltd. (India) (1)  (2) (3)                                              775,461       2,117
SET India Ltd. (India) (1)  (2) (3)                                                                    31,400       1,096
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1)  (2) (3)                                        1,775,000           0


COMMERCIAL BANKS  -  5.38%
Wells Fargo & Co.                                                                                   1,900,000     108,927
Societe Generale (France)                                                                             881,000      70,527
City National Corp.                                                                                   799,800      50,595
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units (Japan)         2,076,000,000      33,581
ABN AMRO Holding NV (Netherlands)                                                                   1,333,238      29,335
Pusan Bank (South Korea)                                                                            5,160,000      28,333
HSBC Holdings PLC (United Kingdom)                                                                  1,044,990      15,844
HSBC Holdings PLC                                                                                     588,945       9,024
Svenska Handelsbanken Group, Class A (Sweden)                                                         815,000      15,059
Bank of the Philippine Islands (Philippines)                                                       13,860,000      10,719
Southwest Bancorporation of Texas, Inc.                                                               170,000       6,499


INSURANCE  -  5.16%
American International Group, Inc.                                                                  3,283,985     190,307
XL Capital Ltd., Class A                                                                              850,000      63,920
Manulife Financial Corp. (Canada)                                                                   1,800,000      57,222
PartnerRe Holdings Ltd. (polynational)                                                                540,000      30,089
21st Century Insurance Group                                                                        1,500,000      21,000


INTERNET & CATALOG RETAIL  -  4.75%
InterActiveCorp (formerly USA Interactive) (1)                                                      8,575,000     281,689
eBay Inc.  (1)                                                                                        930,000      51,940


WIRELESS TELECOMMUNICATION SERVICES  -  4.29%
AT&T Wireless Services, Inc.  (1)                                                                  11,650,000      87,375
Vodafone Group PLC (United Kingdom)                                                                21,400,000      49,167
China Unicom Ltd. (China)                                                                          46,226,900      44,939
KDDI Corp. (Japan)                                                                                      8,474      44,189
Maxis Communications Bhd. (Malaysia)                                                               16,916,100      31,829
Sprint Corp. - PCS Group, Series 1  (1)                                                             6,262,900      28,747
Western Wireless Corp., Class A  (1)                                                                  800,000      14,936


DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.06%
Royal KPN NV (Netherlands) (1)                                                                     13,708,900     107,444
Telefonica, SA (Spain) (1)                                                                          3,987,154      51,605
Deutsche Telekom AG (Germany) (1)                                                                   2,650,500      43,993
AT&T Corp.                                                                                          1,347,600      26,723
CenturyTel, Inc.                                                                                      725,000      23,707
Portugal Telecom, SGPS, SA (Portugal)                                                               1,625,743      15,294
BCE Inc. (Canada)                                                                                     643,142      14,319
Telecom Italia SpA, nonvoting (Italy) (1)                                                           1,098,100       2,099
NTL Inc., Series A, warrants, expire 2011  (1)                                                         52,050         392


MULTILINE RETAIL  -  3.72%
Target Corp.                                                                                        2,850,000     110,352
Kohl's Corp.  (1)                                                                                   2,250,000     108,720
Dollar General Corp.                                                                                2,000,000      42,240


IT SERVICES  -  3.70%
Ceridian Corp.  (1)                                                                                 2,722,800      57,805
Paychex, Inc.                                                                                       1,425,000      54,820
First Data Corp.                                                                                    1,220,000      46,177
Concord EFS, Inc.  (1)                                                                              2,600,000      29,874
Electronic Data Systems Corp.                                                                         970,000      20,971
Sabre Holdings Corp., Class A                                                                         800,000      16,680
OBIC Co., Ltd. (Japan)                                                                                 60,000      12,384
Automatic Data Processing, Inc.                                                                       320,000      12,234
Teleca AB, Class B (Sweden)                                                                         1,736,734       8,948


COMMERCIAL SERVICES & SUPPLIES  -  3.56%
Allied Waste Industries, Inc.  (1)                                                                  6,200,000      77,190
Robert Half International Inc.  (1)                                                                 2,410,000      53,647
ServiceMaster Co.                                                                                   2,900,000      32,480
Arbitron Inc.  (1)                                                                                    670,520      28,631
ChoicePoint Inc.  (1)                                                                                 640,000      24,480
Monster Worldwide Inc.  (1)                                                                           900,000      21,654
Securitas AB, Class B (Sweden)                                                                        815,000       9,931
United Rentals, Inc.  (1)                                                                             130,000       2,408


HEALTH CARE PROVIDERS & SERVICES  -  3.55%
Express Scripts, Inc.  (1)                                                                          1,560,000     100,979
Service Corp. International  (1)                                                                    9,500,000      47,025
HCA Inc.                                                                                            1,050,000      44,005
Aetna Inc.                                                                                            525,000      33,799
Caremark Rx, Inc.  (1)                                                                                900,000      24,030


COMMUNICATIONS EQUIPMENT  -  3.54%
Cisco Systems, Inc.  (1)                                                                            4,629,200     104,898
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                              $  55,000,000      59,538
CIENA Corp.  (1)                                                                                    6,000,000      42,480
Corning Inc.  (1)                                                                                   2,100,000      24,066
QUALCOMM Inc.                                                                                         405,000      18,043


SPECIALTY RETAIL  -  3.29%
Lowe's Companies, Inc.                                                                              1,600,000      93,280
Gap, Inc.                                                                                           3,200,000      68,800
Office Depot, Inc.  (1)                                                                             2,100,000      33,285
Dixons Group PLC (United Kingdom)                                                                   8,500,200      19,968
FAST RETAILING CO., LTD. (Japan)                                                                      265,700      15,675


INTERNET SOFTWARE & SERVICES  -  3.00%
Yahoo! Inc.  (1)                                                                                    2,900,000     124,642
Yahoo Japan Corp. (Japan) (1)                                                                           4,665      61,348
DoubleClick Inc.  (1)                                                                               1,650,000      15,758
Homestore, Inc.  (1)                                                                                2,200,000       7,722
ProAct Technologies Corp., Series C, convertible preferred  (1)  (2) (3)                            3,500,000       1,435


SOFTWARE  -  2.69%
Microsoft Corp.                                                                                     2,650,000      68,105
Novell, Inc.  (1)                                                                                   7,000,000      66,500
SAP AG (Germany)                                                                                      300,000      46,090
Oracle Corp.  (1)                                                                                     720,000       8,647
MMC AS (Norway) (1)  (2) (3)                                                                        2,500,000           4


HOTELS, RESTAURANTS & LEISURE  -  2.49%
Carnival Corp., units                                                                               4,000,000     140,760
KangwonLand Inc. (South Korea)                                                                      1,860,000      21,354
Rank Group PLC (United Kingdom)                                                                     2,500,000      12,477
Hilton Group PLC (United Kingdom)                                                                      73,800         269


FOOD & STAPLES RETAILING  -  1.96%
Walgreen Co.                                                                                        1,350,000      49,694
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                    13,400,000      38,274
Wal-Mart de Mexico, SA de CV, Series C                                                                130,666         350
Costco Wholesale Corp.  (1)                                                                         1,000,000      35,820
Koninklijke Ahold NV (Netherlands)                                                                  1,690,000      12,192
Koninklijke Ahold NV, rights, expire 2003                                                           1,690,000       1,580


CAPITAL MARKETS  -  1.81%
J.P. Morgan Chase & Co.                                                                             1,700,000      60,112
Deutsche Bank AG (Germany)                                                                            380,000      26,486
Bank of New York Co., Inc.                                                                            750,000      23,010
Investment Technology Group, Inc.  (1)                                                              1,000,000      17,700


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.56%
Sanmina-SCI Corp.  (1)                                                                              3,210,000      39,130
Symbol Technologies, Inc.                                                                           2,500,000      34,875
Micronic Laser Systems AB (Sweden) (1)                                                              1,555,000      15,447
Jabil Circuit, Inc.  (1)                                                                              537,000      14,773
Flextronics International Ltd. (Singapore) (1)                                                        348,500       5,586


COMPUTERS & PERIPHERALS  -  1.45%
EMC Corp.  (1)                                                                                      2,500,000      34,350
International Business Machines Corp.                                                                 265,000      23,993
Quanta Computer Inc. (Taiwan)                                                                       5,366,820      12,669
Quanta Computer Inc. (GDR) (1)  (2)                                                                   929,000      10,869
Anoto Group AB (Sweden) (1)                                                                         4,934,193      10,849
Fujitsu Ltd. (Japan) (1)                                                                            1,700,000       9,362
Novatel Wireless, Inc., Series C, warrants, expire 2004  (1)  (2) (3)                                 119,904          15


THRIFTS & MORTGAGE FINANCE  -  1.42%
Freddie Mac                                                                                         1,830,000      99,589


AIRLINES  -  1.38%
Southwest Airlines Co.                                                                              4,180,000      75,156
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                              250,000      11,710
Qantas Airways Ltd. (Australia)                                                                     4,043,800       9,747


CONSUMER FINANCE  -  1.02%
Capital One Financial Corp.                                                                         1,201,200      71,736


CHEMICALS  -  0.77%
Nitto Denko Corp. (Japan)                                                                           1,077,000      54,391


ENERGY EQUIPMENT & SERVICES  -  0.62%
Schlumberger Ltd.                                                                                     925,000      43,401


MULTI-UTILITIES & UNREGULATED POWER  -  0.53%
El Paso Corp.                                                                                       3,840,900      27,270
Williams Companies, Inc.                                                                            1,057,000       9,915


OTHER  -  0.89%
ING Groep NV (Netherlands)                                                                            848,965      18,181
Fisher Scientific International Inc.  (1)                                                             425,000      17,115
Scottish Power PLC (United Kingdom)                                                                 1,500,000       9,280
Yamato Transport Co., Ltd. (Japan)                                                                    780,000       9,189
LG Electronics Inc. (South Korea)                                                                     170,000       8,415
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                                     224,000         459


MISCELLANEOUS  -  4.67%
Other equity securities in initial period of acquisition                                                          328,063


TOTAL EQUITY SECURITIES (cost: $6,206,228,000)                                                                  6,557,836


                                                                                                    PRINCIPAL       MARKET
                                                                                                     AMOUNT          VALUE
SHORT-TERM SECURITIES  -  6.80%                                                                       (000)          (000)

CORPORATE SHORT-TERM NOTES  -  5.86%
CAFCO, LLC 1.05%-1.09% due 12/1/2003-1/23/2004 (2)                                                $    37,200   $  37,169
Ciesco LP due 1.03%-1.08% 12/18/2003-1/6/2004                                                          14,800      14,790
Receivables Capital Corp. 1.04%-1.09% due 12/11/2003-1/7/2004 (2)                                      39,000      38,976
Triple-A One Funding Corp. 1.05% due 12/5/2003 (2)                                                     37,500      37,494
Wal-Mart Stores Inc. 1.00% due 12/9/2003 (2)                                                           36,500      36,491
Edison Asset Securitization LLC 1.08% due 1/8-1/9/2004 (2)                                             30,000      29,964
Coca-Cola Co. 1.00%-1.03% due 12/22/2003-1/5/2004                                                      28,400      28,374
FCAR Owner Trust I 1.06% due 12/10/2003                                                                25,000      24,993
New Center Asset Trust 1.06% due 12/16/2003                                                            25,000      24,988
E.I. DuPont de Nemours & Co. 1.03% due 12/30/2003                                                      25,000      24,978
Pfizer Inc 1.03% due 1/12-1/16/2004 (2)                                                                25,000      24,968
Netjets Inc. 1.06% due 2/2/2004 (2)                                                                    23,100      23,054
Wells Fargo & Co. 1.04% due 12/5/2003                                                                  22,800      22,797
Procter & Gamble Co. 1.00% due 12/3/2003 (2)                                                           16,000      15,999
Merck & Co. Inc. 1.02% due 1/15/2004                                                                   15,000      14,979
Target Corp. 1.00% due 12/9/2003                                                                       12,000      11,997


FEDERAL AGENCY DISCOUNT NOTES  -  0.56%
Federal Farm Credit Banks 1.00% due 12/8/2003                                                          29,200      29,193
Student Loan Marketing Assn. 0.97% due 12/1/2003                                                       10,000      10,000


U.S. TREASURIES  -  0.38%
U.S. Treasury Bills 0.915%-0.925% due 2/19/2004                                                        26,500      26,448


TOTAL SHORT-TERM SECURITIES (cost: $477,654,000)                                                                  477,652

TOTAL INVESTMENT SECURITIES (cost: $6,683,882,000)                                                              7,035,488

New Taiwanese Dollar (cost: $2,374,000)                                                             NT$79,482       2,331

OTHER ASSETS LESS LIABILITIES                                                                                      (8,794)

NET ASSETS                                                                                                     $7,029,025


(1)  Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The  descriptions of the companies  shown in the portfolio,  which were obtained
from  published  reports  and  other  sources  believed  to  be  reliable,   are
supplemental and are not covered by the Independent Auditors' Report.

See Notes to Financial Statements



EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MAY 31, 2003

ASML Holding                               KangwonLand
Broadcom                                   LG Electronics
Caremark Rx                                Nikon
ChoicePoint                                Pusan Bank
City National                              QUALCOMM
Corning                                    Rank Group
Costco Wholesale                           Reader's Digest Assn.
Deutsche Bank                              Societe Generale
First Data                                 Southwest Bancorporation of Texas
Fujitsu                                    Symbol Technologies
Gemstar-TV Guide International             Telecom Italia
HCA                                        UGC Europe
Hilton Group                               VNU
Hong Kong Exchanges and Clearing           Yamato Transport


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MAY 31, 2003

Adelphia Communications                    Hon Hai Precision Industry
Allianz                                    KirchPayTV
Allstate                                   Manila Electric
Apollo Group                               Mercury General
Barnes & Noble                             mm02
Berkshire Hathaway                         Nippon Television Network
Bouygues                                   NTT DoCoMo
Cardinal Health                            Providian Financial
Clear Channel Communications               Swisscom
Dialog Semiconductor                       Telewest Communications
Electrocomponents                          Titan
First American



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2003
(dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market (cost: $6,683,882)                  $7,035,488
 Cash denominated in non-U.S. currencies (cost: $2,374)                   2,331
 Cash                                                                       643
 Receivables for:
  Sales of investments                                   $10,574
  Sales of fund's shares                                   7,236
  Dividends and interest                                   5,022         22,832
                                                                      7,061,294
LIABILITIES:
 Payables for:
  Purchases of investments                                21,057
  Repurchases of fund's shares                             3,962
  Investment advisory services                             2,352
  Services provided by affiliates                          4,147
  Deferred Trustees' compensation                            568
  Other fees and expenses                                    183         32,269
NET ASSETS AT NOVEMBER 30, 2003                                      $7,029,025

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                    $8,032,751
 Undistributed net investment income                                      2,591
 Accumulated net realized loss                                       (1,357,953)
 Net unrealized appreciation                                            351,636
NET ASSETS AT NOVEMBER 30, 2003                                      $7,029,025



Shares of beneficial interest issued and outstanding - unlimited shares authorized

                           NET          SHARES             NET ASSET
                         ASSETS       OUTSTANDING       VALUE PER SHARE (1)

Class A               $6,671,413         368,307             $18.11
Class B                  143,937           8,190              17.57
Class C                   50,577           2,886              17.52
Class F                   39,905           2,208              18.07
Class 529-A               20,182           1,114              18.11
Class 529-B                3,865             217              17.82
Class 529-C                5,353             300              17.83
Class 529-E                1,076              60              18.01
Class 529-F                  228              13              18.09
Class R-1                    809              45              17.92
Class R-2                 20,893           1,166              17.92
Class R-3                 16,892             937              18.03
Class R-4                 10,229             565              18.12
Class R-5                 43,666           2,398              18.21

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.21 for each.


See Notes to Financial Statements


STATEMENT OF OPERATIONS  for the year ended November 30, 2003


INVESTMENT INCOME:
 Income:                                                 (dollars in thousands)
  Dividends (net of non-U.S. withholding
            tax of $2,766)                                $49,659
  Interest                                                  9,023       $58,682

 Fees and expenses:
  Investment advisory services                             25,076
  Distribution services                                    15,575
  Transfer agent services                                  10,216
  Administrative services                                     386
  Reports to shareholders                                     396
  Registration statement and prospectus                       272
  Postage, stationery and supplies                          1,209
  Trustees' compensation                                      290
  Auditing and legal                                          109
  Custodian                                                   825
  State and local taxes                                        99
  Other                                                        77
  Total expenses before reimbursement                      54,530
   Reimbursement of expenses                                   92        54,438
 Net investment income                                                    4,244

NET REALIZED LOSS AND UNREALIZED APPRECIATION
 ON INVESTMENTS AND NON-U.S. CURRENCY:

 Net realized loss on:
  Investments                                            (366,873)
  Non-U.S. currency transactions                           (1,257)     (368,130)
 Net unrealized appreciation (depreciation) on:
  Investments                                           1,565,200
  Non-U.S. currency translations                               (3)    1,565,197
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                              1,197,067
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,201,311


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                        Year ended November 30
                                                                                       2003                 2002
OPERATIONS:
 Net investment income (loss)                                                         $4,244              ($1,343)
 Net realized loss on investments and non-U.S. currency transactions                (368,130)            (735,557)
 Net unrealized appreciation (depreciation) on investments and
   non-U.S. currency translations                                                  1,565,197             (669,615)
  Net increase (decrease) in net assets resulting from operations                  1,201,311           (1,406,515)

CAPITAL SHARE TRANSACTIONS                                                          (251,032)            (733,760)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                              950,279           (2,140,275)

NET ASSETS:
 Beginning of year                                                                 6,078,746            8,219,021
 End of year (including undistributed (accumulated)
 net investment income (loss): $2,591 and $(396), respectively)                   $7,029,025           $6,078,746


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

------------------------------------------------------------------------------------------------------------------
                              INITIAL             CONTINGENT DEFERRED SALES
 SHARE CLASS                SALES CHARGE            CHARGE UPON REDEMPTION       CONVERSION FEATURE
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Classes A and 529-A        Up to 5.75%         None (except 1% for certain      None
                                                redemptions within one year
                                                of purchase without an initial
                                                sales charge)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Classes B and 529-B        None                Declines from 5% to zero         Classes B and 529-B convert
                                                for redemptions within six       convert to classes A and 529-A,
                                                six years of purchase            respectively, after eight years
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Class C                    None                1% for redemptions within        Class C converts to Class F
                                                one year of purchase             after 10 years
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Class 529-C                None                1% for redemptions within        None
                                                one year of purchase
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Class 529-E                None                None                             None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Classes F and 529-F        None                None                             None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,      None                None                             None
  R-4 and R-5
------------------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.   NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2003, there were no non-U.S. taxes paid on realized gains. As of November 30, 2003, there were no non-U.S. taxes provided on unrealized gains.

3.   FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $6,686,972,000.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:
                                                         (dollars in thousands)

Undistributed net investment income and currency gains             $    3,226
Loss deferrals related to non-U.S. currency that were realized
  during the period November 1, 2003 through November 30, 2003            (66)
Short-term and long-term capital loss deferrals                    (1,357,237)
Gross unrealized appreciation on investment securities              1,312,762
Gross unrealized depreciation on investment securities               (961,915)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $187,487,000, $769,921,000 and $399,829,000 expiring in 2009,
2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2003, the investment advisory services fee was $25,076,000, which was equivalent to an annualized rate of 0.417% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

     ---------------------------------------------------------------------------
     SHARE CLASS                      CURRENTLY APPROVED LIMITS    PLAN LIMITS
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Class A                                    0.25%                 0.25%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Class 529-A                                0.25                  0.50
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Classes B and 529-B                        1.00                  1.00
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Classes C, 529-C and R-1                   1.00                  1.00
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Class R-2                                  0.75                  1.00
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Classes 529-E and R-3                      0.50                  0.75
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Classes F, 529-F and R-4                   0.25                  0.50
     ---------------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended November 30, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
                                                                            ADMINISTRATIVE SERVICES

                                                           ------------------------------------------------------------
                                                                                                     COMMONWEALTH OF
                                                                 CRMC                                    VIRGINIA
                          DISTRIBUTION     TRANSFER AGENT   ADMINISTRATIVE     TRANSFER AGENT         ADMINISTRATIVE
           SHARE CLASS      SERVICES          SERVICES         SERVICES          SERVICES               SERVICES
         --------------------------------------------------------------------------------------------------------------
             Class A         $13,838          $9,984         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           1,131             232         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C             327         Included             $49                 $23            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F             60          Included              36                  14            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A           12          Included              19                   4                  $12
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B           23          Included               3                   2                    2
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C           32          Included               5                   3                    3
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E            3          Included               1                   -*                   1
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F            -*         Included               -*                  -*                   -*
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1             6          Included               1                   2            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2            80          Included              16                 106            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3            46          Included              14                  25            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4            17          Included              10                   1            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5      Not applicable    Included              33                   1            Not applicable
                                                in
                                           administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $15,575          $10,216            $187                $181                  $18
         ----------------==============================================================================================
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $165,000 in current fees (either paid in cash or deferred) and a net increase of $125,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5.   CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                               REINVESTMENTS
                                                                OF DIVIDENDS
                                            SALES(1)         AND DISTRIBUTIONS         REPURCHASES(1)       NET (DECREASE) INCREASE

Share Class                            Amount   Shares       Amount     Shares       Amount      Shares        Amount      Shares

YEAR ENDED NOVEMBER 30, 2003
Class A                                $654,297  42,661        -           -     $(1,011,106)  (68,130)      $ (356,809)   (25,469)
Class B                                  32,595   2,140        -           -         (15,910)   (1,088)          16,685      1,052
Class C                                  33,567   2,203        -           -         (15,920)   (1,101)          17,647      1,102
Class F                                  36,523   2,317        -           -         (17,928)   (1,135)          18,595      1,182
Class 529-A                               9,660     612        -           -            (507)      (34)           9,153        578
Class 529-B                               2,084     135        -           -             (73)       (4)           2,011        131
Class 529-C                               2,758     178        -           -            (101)       (7)           2,657        171
Class 529-E                                 701      46        -           -              (2)       -*              699         46
Class 529-F                                 189      13        -           -              (8)       (1)             181         12
Class R-1                                   794      53        -           -            (320)      (19)             474         34
Class R-2                                18,627   1,229        -           -          (4,155)     (280)          14,472        949
Class R-3                                17,193   1,117        -           -          (4,564)     (293)          12,629        824
Class R-4                                 6,554     436        -           -          (1,677)     (109)           4,877        327
Class R-5                                 8,958     554        -           -          (3,261)     (213)           5,697        341
Total net increase
   (decrease)                          $824,500  53,694        -           -     $(1,075,532)  (72,414)      $ (251,032)   (18,720)

YEAR ENDED NOVEMBER 30, 2002(2)
Class A                                $723,620  44,969        -           -    $ (1,552,847) (100,270)      $ (829,227)   (55,301)
Class B                                  33,543   2,111        -           -         (17,829)   (1,199)          15,714        912
Class C                                  33,572   2,225        -           -         (18,595)   (1,299)          14,977        926
Class F                                  17,842   1,164        -           -          (8,114)     (522)           9,728        642
Class 529-A                               8,708     549        -           -            (184)      (13)           8,524        536
Class 529-B                               1,388      88        -           -             (33)       (2)           1,355         86
Class 529-C                               2,115     133        -           -             (61)       (4)           2,054        129
Class 529-E                                 216      14        -           -               -*        -*             216         14
Class 529-F                                   5       1        -           -               -         -                5          1
Class R-1                                   153      11        -           -               -*        -*             153         11
Class R-2                                 3,475     265        -           -            (602)      (48)           2,873        217
Class R-3                                 2,134     161        -           -            (641)      (48)           1,493        113
Class R-4                                 4,415     351        -           -          (1,330)     (113)           3,085        238
Class R-5                                37,934   2,234        -           -          (2,644)     (177)          35,290      2,057
Total net increase
   (decrease)                          $869,120  54,276        -           -    $ (1,602,880) (103,695)      $ (733,760)   (49,419)


* Amount less than one thousand.
(1)  Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

6.   RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of November 30, 2003, the total value of restricted securities was $260,497,000, which represented 3.71% of the net assets of the fund.

7.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,079,004,000 and $2,285,003,000, respectively, during the year ended November 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2003, the custodian fee of $825,000 included $4,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)
                                                                 Income (loss) from investment operations(2)
                                                                                                Net
                                                     Net asset                              gains(losses)
                                                      value,               Net              on securities    Total from
                                                     beginning          investment          (both realized   investment
                                                     of period        income (loss)         and unrealized)  operations
CLASS A:
  Year ended 11/30/2003                              $14.94               $.01                $3.16          $3.17
  Year ended 11/30/2002                               18.01               - (3)               (3.07)         (3.07)
  Year ended 11/30/2001                               24.69                .01                (3.76)         (3.75)
  Year ended 11/30/2000                               29.90                .12                (2.01)         (1.89)
  Year ended 11/30/1999                               23.65                .10                 8.83           8.93
CLASS B:
  Year ended 11/30/2003                               14.61               (.11)                3.07           2.96
  Year ended 11/30/2002                               17.75               (.12)               (3.02)         (3.14)
  Year ended 11/30/2001                               24.56               (.16)               (3.72)         (3.88)
  Period from 3/15/2000 to 11/30/2000                 31.27               (.06)               (6.65)         (6.71)
CLASS C:
  Year ended 11/30/2003                               14.57               (.11)                3.06           2.95
  Year ended 11/30/2002                               17.70               (.12)               (3.01)         (3.13)
  Period from 3/15/2001 to 11/30/2001                 19.75               (.16)               (1.89)         (2.05)
CLASS F:
  Year ended 11/30/2003                               14.91                .01                 3.15           3.16
  Year ended 11/30/2002                               17.98               - (3)               (3.07)         (3.07)
  Period from 3/15/2001 to 11/30/2001                 19.92               (.04)               (1.90)         (1.94)
CLASS 529-A:
  Year ended 11/30/2003                               14.93                .02                 3.16           3.18
  Period from 2/15/2002 to 11/30/2002                 17.14               - (3)               (2.21)         (2.21)
CLASS 529-B:
  Year ended 11/30/2003                               14.83               (.13)                3.12           2.99
  Period from 2/19/2002 to 11/30/2002                 16.76               (.09)               (1.84)         (1.93)
CLASS 529-C:
  Year ended 11/30/2003                               14.84               (.13)                3.12           2.99
  Period from 2/21/2002 to 11/30/2002                 16.55               (.09)               (1.62)         (1.71)
CLASS 529-E:
  Year ended 11/30/2003                               14.91               (.05)                3.15           3.10
  Period from 3/15/2002 to 11/30/2002                 18.26               (.02)               (3.33)         (3.35)
CLASS 529-F:
  Year ended 11/30/2003                               14.94               (.01)                3.16           3.15
  Period from 10/11/2002 to 11/30/2002                12.30               - (3)                2.64           2.64
CLASS R-1:
  Year ended 11/30/2003                               14.90               (.11)                3.13           3.02
  Period from 6/21/2002 to 11/30/2002                 15.45               (.04)                (.51)          (.55)
CLASS R-2:
  Year ended 11/30/2003                               14.88               (.11)                3.15           3.04
  Period from 5/31/2002 to 11/30/2002                 17.02               (.05)               (2.09)         (2.14)
CLASS R-3:
  Year ended 11/30/2003                               14.92               (.05)                3.16           3.11
  Period from 6/25/2002 to 11/30/2002                 15.26               (.02)                (.32)          (.34)
CLASS R-4:
  Year ended 11/30/2003                               14.94                .01                 3.17           3.18
  Period from 7/25/2002 to 11/30/2002                 12.85               (.01)                2.10           2.09
CLASS R-5:
  Year ended 11/30/2003                               14.97                .06                 3.18           3.24
  Period from 5/15/2002 to 11/30/2002                 17.58                .03                (2.64)         (2.61)



                                                  Dividends and distributions
                                           Dividends
                                          (from net     Distributions      Total          Net asset
                                          investment    (from capital   dividends and     value,end      Total
                                            income)        gains)       distributions     of period      return(4)

CLASS A:
  Year ended 11/30/2003                        $-           $-          $      -            $18.11          21.22%
  Year ended 11/30/2002                        -             -                 -             14.94         (17.05)
  Year ended 11/30/2001                        -          (2.93)           (2.93)            18.01         (17.67)
  Year ended 11/30/2000                      (.14)        (3.18)           (3.32)            24.69          (7.43)
  Year ended 11/30/1999                      (.14)        (2.54)           (2.68)            29.90          41.71
CLASS B:
  Year ended 11/30/2003                        -             -                 -             17.57          20.26
  Year ended 11/30/2002                        -             -                 -             14.61         (17.69)
  Year ended 11/30/2001                        -          (2.93)           (2.93)            17.75         (18.36)
  Period from 3/15/2000 to 11/30/2000          -             -                 -             24.56         (21.46)
CLASS C:
  Year ended 11/30/2003                        -             -                 -             17.52          20.25
  Year ended 11/30/2002                        -             -                 -             14.57         (17.68)
  Period from 3/15/2001 to 11/30/2001          -             -                 -             17.70         (10.38)
CLASS F:
  Year ended 11/30/2003                        -             -                 -             18.07          21.19
  Year ended 11/30/2002                        -             -                 -             14.91         (17.08)
  Period from 3/15/2001 to 11/30/2001          -             -                 -             17.98          (9.74)
CLASS 529-A:
  Year ended 11/30/2003                        -             -                 -             18.11          21.30
  Period from 2/15/2002 to 11/30/2002          -             -                 -             14.93         (12.89)
CLASS 529-B:
  Year ended 11/30/2003                        -             -                 -             17.82          20.16
  Period from 2/19/2002 to 11/30/2002          -             -                 -             14.83         (11.52)
CLASS 529-C:
  Year ended 11/30/2003                        -             -                 -             17.83          20.15
  Period from 2/21/2002 to 11/30/2002          -             -                 -             14.84         (10.33)
CLASS 529-E:
  Year ended 11/30/2003                        -             -                 -             18.01          20.79
  Period from 3/15/2002 to 11/30/2002          -             -                 -             14.91         (18.35)
CLASS 529-F:
  Year ended 11/30/2003                        -             -                 -             18.09          21.08
  Period from 10/11/2002 to 11/30/2002         -             -                 -             14.94          21.46
CLASS R-1:
  Year ended 11/30/2003                        -             -                 -             17.92          20.27
  Period from 6/21/2002 to 11/30/2002          -             -                 -             14.90          (3.56)
CLASS R-2:
  Year ended 11/30/2003                        -             -                 -             17.92          20.43
  Period from 5/31/2002 to 11/30/2002          -             -                 -             14.88         (12.57)
CLASS R-3:
  Year ended 11/30/2003                        -             -                 -             18.03          20.84
  Period from 6/25/2002 to 11/30/2002          -             -                 -             14.92          (2.23)
CLASS R-4:
  Year ended 11/30/2003                        -             -                 -             18.12          21.28
  Period from 7/25/2002 to 11/30/2002          -             -                 -             14.94          16.26
CLASS R-5:
  Year ended 11/30/2003                        -             -                 -             18.21          21.64
  Period from 5/15/2002 to 11/30/2002          -             -                 -             14.97         (14.85)


                                                                 Ratio of           Ratio of
                                         Net assets,             expenses           net income (loss)
                                        end of period           to average          to average
                                        (in millions)           net assets          net assets

CLASS A:
  Year ended 11/30/2003                   $6,671                     .89%                .09%
  Year ended 11/30/2002                    5,883                     .89                (.01)
  Year ended 11/30/2001                    8,086                     .82                 .02
  Year ended 11/30/2000                   10,418                     .81                 .42
  Year ended 11/30/1999                    9,522                     .78                 .42
CLASS B:
  Year ended 11/30/2003                      144                    1.68                (.70)
  Year ended 11/30/2002                      104                    1.69                (.79)
  Year ended 11/30/2001                      111                    1.63                (.81)
  Period from 3/15/2000 to 11/30/2000         85                    1.58  (6)           (.29)  (6)
CLASS C:
  Year ended 11/30/2003                       51                    1.69                (.73)
  Year ended 11/30/2002                       26                    1.70                (.77)
  Period from 3/15/2001 to 11/30/2001         15                    1.86  (6)          (1.19)  (6)
CLASS F:
  Year ended 11/30/2003                       40                     .91                 .04
  Year ended 11/30/2002                       15                     .95                (.02)
  Period from 3/15/2001 to 11/30/2001         7                     1.00  (6)           (.34)  (6)
CLASS 529-A:
  Year ended 11/30/2003                       20                     .85                 .11
  Period from 2/15/2002 to 11/30/2002         8                     1.00  (6)            .02   (6)
CLASS 529-B:
  Year ended 11/30/2003                       4                     1.81                (.86)
  Period from 2/19/2002 to 11/30/2002         1                     1.84  (6)           (.82)  (6)
CLASS 529-C:
  Year ended 11/30/2003                       5                     1.80                (.84)
  Period from 2/21/2002 to 11/30/2002         2                     1.80  (6)           (.78)  (6)
CLASS 529-E:
  Year ended 11/30/2003                       1                     1.25                (.30)
  Period from 3/15/2002 to 11/30/2002         -  (5)                1.25  (6)           (.23)  (6)
CLASS 529-F:
  Year ended 11/30/2003                       -  (5)                1.00                (.04)
  Period from 10/11/2002 to 11/30/2002        -  (5)                .14                 (.03)
CLASS R-1:
  Year ended 11/30/2003                       1                    1.66   (7)           (.69)
  Period from 6/21/2002 to 11/30/2002         -  (5)                .73   (7)           (.28)
CLASS R-2:
  Year ended 11/30/2003                       21                   1.62   (7)           (.68)
  Period from 5/31/2002 to 11/30/2002         3                    1.63   (6) (7)       (.78)  (6)
CLASS R-3:
  Year ended 11/30/2003                       17                   1.24   (7)           (.29)
  Period from 6/25/2002 to 11/30/2002         2                     .54   (7)           (.12)
CLASS R-4:
  Year ended 11/30/2003                       10                    .88   (7)            .09
  Period from 7/25/2002 to 11/30/2002         4                     .31   (7)           (.03)
CLASS R-5:
  Year ended 11/30/2003                       44                    .56                  .41
  Period from 5/15/2002 to 11/30/2002         31                    .56   (6)            .44   (6)

                                            Year ended November 30
                                   2003     2002     2001     2000     1999

Portfolio turnover rate for all
classes of shares                   38%      37%      41%      54%      48%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3)  Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6)  Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.96%, 2.35% and 1.37% for classes R-1, R-2 and R-3, respectively, during the year ended November 30, 2003, and 1.43%, 2.00%, .61% and .33% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended November 30, 2002. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the year ended November 30, 2003.


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "Fund"), including the investment portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
January 8, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. No distributions were made by the fund during the last fiscal year.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2003 (the most recent calendar quarter):          1 year          Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase
    Average annual total return                                                           --               -11.08% (1)
    Cumulative total return                                                              +32.64%           -35.96% (1)
Not reflecting CDSC
    Average annual total return                                                           --               -10.44% (1)
    Cumulative total return                                                              +37.64%           -34.22% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase
    Average annual total return                                                           --                 -2.96% (2)
    Cumulative total return                                                              +36.68%             -8.05% (2)
Not reflecting CDSC
    Average annual total return                                                           --                 -2.96% (2)
    Cumulative total return                                                              +37.68%             -8.05% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm
    Average annual total return                                                           --                 -2.17% (2)
    Cumulative total return                                                              +38.69%             -5.94% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge
    Average annual total return                                                           --                 +1.73% (4)
    Cumulative total return                                                              +30.81%             +3.26% (4)
Not reflecting maximum sales charge
    Average annual total return                                                           --                 +5.01% (4)
    Cumulative total return                                                              +38.83%             +9.59% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase
    Average annual total return                                                           --                 +3.25% (5)
    Cumulative total return                                                              +32.45%             +6.14% (5)
Not reflecting CDSC
    Average annual total return                                                           --                 +5.32% (5)
    Cumulative total return                                                              +37.45%            +10.14% (5)

CLASS 529-C SHARES
Reflecting applicable CDSC, maximum of 1%, payable only if shares are sold within one year of purchase
    Average annual total return                                                           --                 +6.09% (6)
    Cumulative total return                                                              +36.43%            +11.60% (6)
Not reflecting CDSC
    Average annual total return                                                           --                 +6.09% (6)
    Cumulative total return                                                              +37.43%            +11.60% (6)

CLASS 529-E SHARES (3)
    Average annual total return                                                           --                 +1.24% (7)
    Cumulative total return                                                              +38.19%             +2.25% (7)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm
    Average annual total return                                                           --                +41.27% (8)
    Cumulative total return                                                              +38.56%            +52.53% (8)

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3)  These shares are sold without any initial or contingent sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 21, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from October 11, 2002, when Class 529-F shares were first sold.


BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             Year first
                                              elected a
                                             Trustee of
Name and age                                the fund (1)      Principal occupation(s) during past five years

JOSEPH C. BERENATO, 57                          2000          Chairman of the Board, President and CEO, Ducommun Incorporated

AMBASSADOR RICHARD G.                           1993          Corporate director and author; former U.S. Ambassador to Spain;
CAPEN, JR., 69                                                former Vice Chairman, Knight-Ridder, Inc.; former Chairman and
                                                              Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70                       1983          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

JOHN G. FREUND, 50                              2000          Founder and Managing Director, Skyline Ventures; former Managing
                                                              Director -- Alternative Asset Management Group, Chancellor Capital
                                                              Management

LEONADE D. JONES, 56                            1995          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

WILLIAM H. KLING, 61                            1987          President, American Public Media Group

NORMAN R. WELDON, 69                            1983          Managing Director, Partisan Management Group, Inc.; former Chairman of the Board, Novoste Corporation; former President and Director,
                                                              Corvita Corporation

PATRICIA K. WOOLF, PH.D., 69                    1984          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" TRUSTEES

                                             Number of
                                          boards within the
                                           fund complex (2)
                                              on which
Name and age                               Trustee serves     Other directorships (3) held by Trustee

JOSEPH C. BERENATO, 57                            2           Ducommun Incorporated

AMBASSADOR RICHARD G.                            14           Carnival Corporation
CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated;  IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

JOHN G. FREUND, 50                                2           None

LEONADE D. JONES, 56                              6           None

WILLIAM H. KLING, 61                              6           Irwin Financial Corporation; St. Paul Companies

NORMAN R. WELDON, 69                              3           Novoste Corporation

PATRICIA K. WOOLF, PH.D., 69                      6           Crompton Corporation; First Energy Corporation; National Life
                                                              Holding Co.

 "INTERESTED" TRUSTEES (4)

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Trustee or officer     and positions held with affiliated entities or the
position with fund                        of the fund (1)       principal underwriter of the fund

GORDON CRAWFORD, 57                             1999            Senior Vice President and Director, Capital Research
Chairman of the Board                                           and Management Company; Director, The Capital Group
                                                                Companies, Inc. (5); Senior Vice President and Director,
                                                                Capital Management Services, Inc. (5)

TIMOTHY D. ARMOUR, 43                           1991            Executive Vice President and Director, Capital Research and
President                                                       Management Company; Director, Capital Research Company (5)



"INTERESTED" TRUSTEES (4)

                                             Number of
                                          boards within the
                                            fund complex (2)
Name, age and                                 on which
position with fund                         Trustee serves       Other directorships (3) held by Trustee

GORDON CRAWFORD, 57                               2             None
Chairman of the Board

TIMOTHY D. ARMOUR, 43                             1             None
President


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.


OTHER OFFICERS

                                             Year first
                                             elected an         Principal occupation(s) during past five years
Name, age and                                  officer          and positions held with affiliated entities or the
position with fund                          of the fund (1)     principal underwriter of the fund

CLAUDIA P. HUNTINGTON, 51                       1996            Senior Vice President, Capital Research and
Senior Vice President                                           Management Company

VINCENT P. CORTI, 47                            1984            Vice President-- Fund Business Management Group,
Vice President                                                  Capital Research and Management Company

ALWYN HEONG, 43                                 2000            Senior Vice President, Capital Research Company (5)
Vice President

ULRICH A. VOLK, 42                              1998            Vice President, Capital Research Company (5)
Vice President

CHAD L. NORTON, 43                              1991            Vice President-- Fund Business Management Group,
Secretary                                                       Capital Research and Management Company

DAVID A. PRITCHETT, 37                          1999            Vice President-- Fund Business Management Group,
Treasurer                                                       Capital Research and Management Company

SHERYL F. JOHNSON, 35                           1998            Vice President-- Fund Business Management Group,
Assistant Treasurer                                             Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE NEW ECONOMY FUND AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180, VISITING THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o    A LONG-TERM, VALUE-ORIENTED APPROACH
     Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o    AN UNPARALLELED GLOBAL RESEARCH EFFORT
     American Funds draws on one of the industry's most globally integrated research networks.

o    THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
     Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o    EXPERIENCED INVESTMENT PROFESSIONALS
     The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o    A COMMITMENT TO LOW OPERATING EXPENSES
     American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o    GROWTH FUNDS
     Emphasis on long-term growth through stocks
     AMCAP Fund(R)
     EuroPacific Growth Fund(R)
     The Growth Fund of America(R)
  >  The New Economy Fund(R)
     New Perspective Fund(R)
     New World FundSM
     SMALLCAP World Fund(R)

o    GROWTH-AND-INCOME FUNDS
     Emphasis on long-term growth and dividends through stocks
     American Mutual Fund(R)
     Capital World Growth and Income FundSM
     Fundamental InvestorsSM
     The Investment Company of America(R)
     Washington Mutual Investors FundSM

o    EQUITY-INCOME FUNDS
     Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
     The Income Fund of America(R)

o    BALANCED FUND
     Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o    BOND FUNDS
     Emphasis on current income through bonds
     American High-Income TrustSM
     The Bond Fund of AmericaSM
     Capital World Bond Fund(R)
     Intermediate Bond Fund of America(R)
     U.S. Government Securities FundSM

o    TAX-EXEMPT BOND FUNDS
     Emphasis on tax-free current income through municipal bonds
     American High-Income Municipal Bond Fund(R)
     Limited Term Tax-Exempt Bond Fund of AmericaSM
     The Tax-Exempt Bond Fund of America(R)

     STATE-SPECIFIC TAX-EXEMPT FUNDS
     The Tax-Exempt Fund of California(R)
     The Tax-Exempt Fund of Maryland(R)
     The Tax-Exempt Fund of Virginia(R)

o    MONEY MARKET FUNDS
     The Cash Management Trust of America(R)
     The Tax-Exempt Money Fund of AmericaSM
     The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-914-0104

Litho in USA BDC/GP/8064

Printed on recycled paper





ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Joseph C. Berenato, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             THE NEW ECONOMY FUND


                             By  /s/ Timothy D. Armour
                                -------------------------------------
                                Timothy D. Armour, President and PEO

                             Date:  February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By  /s/ Timothy D. Armour
   ---------------------------------------
   Timothy D. Armour, President and PEO

Date: February 5, 2004




By  /s/ David A. Pritchett
   -------------------------------------------------
   David A. Pritchett, Treasurer

Date: February 5, 2004